UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  - October 24, 2005

(Date of Earliest Event Reported)

Carpenter Technology Corporation

(Exact Name of Registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

P.O. Box 14662, Reading Pennsylvania, 19612

(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.  Entry into a Material Definitive Agreement

On October 24, 2005, Carpenter Technology Corporation entered into Indemnity Agreements with each of its directors and certain of its corporate officers in the form attached hereto as Exhibit 99.1.  The Indemnity Agreement in the attached form was entered into with the following directors: Carl G. Anderson, J. Michael Fitzpatrick, Marillyn A. Hewson, I. Martin Inglis, Gregory A. Pratt, Peter N. Stephans, Kathryn C. Turner and Stephen M. Ward, Jr. The Indemnity Agreement in the attached form was also entered into with the following corporate officers: Robert J. Torcolini, Chairman, President and Chief Executive Officer; Terrence E. Geremski, Senior Vice President – Finance and Chief Financial Officer; Dennis M. Oates, Senior Vice President – Specialty Alloys Operations; Michael L. Shor, Senior Vice President – Engineered Products Operations; David A. Christiansen, Vice President, General Counsel and Secretary; Richard L. Simons, Vice President and Controller; and John E. Thames, Vice President, Human Resources.

The Indemnity Agreement is intended to assist the Company in attracting and retaining qualified individuals as directors and officers. The Indemnity Agreement, in part, provides as follows:

1.   The Company will indemnify the director/officer for damages or expenses incurred in any litigation filed by a third party to the fullest extent permitted by law.

2.   In proceedings by or in the right of the Company, the director/officer will be indemnified to the fullest extent permitted by law, but not for any damages or expenses for which the director/officer is finally adjudged by a court to be liable to the Company.

3.   The Company will not be liable for indemnity (i) for any costs covered by insurance, (ii) for any accounting for profits from the purchase or sale of securities in violation of Section 16(b) of the Securities and Exchange Act of 1934, as amended, or (iii) for proceedings brought by the director/officer against the Company prior to a change of control without the approval of the Board of Directors.

4.   The Company will advance expenses to the director/officer seeking indemnification under the Indemnity Agreement without security or interest provided that the director/officer undertakes in writing to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

5.   The Indemnity Agreement provides procedures for selection of counsel and notice and defense of a claim.

6.   The Company will have the burden of proving that the director/officer is not entitled to indemnification.

7.   The Indemnity Agreement is not intended as an exclusive remedy and is to supplement any insurance or other remedies in law or equity that the director/officer may have.

8.   Any settlements are to be mutually approved by the Company and the director/officer, subject to certain requirements, with such approval not to be unreasonably withheld.

 Item 9.01.  Financial Statements and Exhibits.

(a) and (b)  None.

(c) Exhibits.

Pursuant to Item 9.01(c) of Form 8-K, Carpenter Technology hereby files the following exhibit in accordance with Item 601 of Regulation S-K:

99.1 Form of Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2005

CARPENTER TECHNOLOGY CORPORATION

(Registrant)

By: /s/ David A. Christiansen

David A. Christiansen

Vice President, General

Counsel and Secretary

EXHIBIT INDEX

Exhibit Description

99.1

Form of Indemnity Agreement

5